streamex

2025 Earnings & Corporate Update Presentation

April 2026 | Nasdaq: STEX

Disclaimers

GENERAL

This presentation has been prepared by Streamex Corp., a company organized under the laws of Delaware ("Streamex" or the "Company"), for informational purposes only and not for any other purpose. This presentation is being furnished solely to recipients that are "accredited investors" (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the "Recipient"). By reading this presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below. In particular, Streamex has prepared this presentation to inform prospective investors about GLDY tokens, which will be issued by Streamex Ltd., a Cayman Islands limited company.

This presentation and any oral statements made in connection with this presentation are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act or offers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. The Company reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason, or for no reason. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the Recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

None of the Company, nor any of its subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, the "Representatives") makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the transactions, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. To the fullest extent permitted by law, the Company nor any of its Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the transactions. The information contained in this presentation is provided as of the date hereof and may change, and the Company nor any of its Representatives undertake any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We have prepared this presentation solely to illustrate the businesses of Streamex (in particular, the issuance of GLDY Tokens by Streamex Ltd.), and it does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of Streamex. This presentation contains "forward-looking statements", which can be identified by words such as: "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements Streamex makes regarding:
· the expected ability of Streamex Ltd. to execute on its business plan and develop, utilize and commercialize Blockchain technology to bring to market a stablecoin offering investors exposure to the spot price of gold plus yield;
· the expected capabilities of the Streamex platform, including Streamex Ltd., to deliver functionality that provides clients with access to on-chain tools to facilitate the design and instantiation of tokenized structured products and securitization of commodity opportunities and treasury management solutions, and that provides investor end-users with access to such opportunities and an ability to acquire and manage such products within their portfolio;
· the expected usefulness of Blockchain technology as a tool to ensure complete delivery of the on-chain commodity markets, tokenized commodity solutions and treasury management solutions;
· the expected ability of Streamex to leverage Blockchain technology to ensure the delivery of such solutions on the Streamex platform;
· the expected use cases and functionality of the tokenized structured products on the Streamex platform;
· the expected use cases and ability for the Streamex platform and related solutions to solve the pain-points in the incumbent financial services and investment environment within the Gold and commodities markets;
· the expected emergence of a community of clients seeking Blockchain enabled financial services and products and investor end-users and investors within the Streamex ecosystem and Streamex's ability to execute on its expected solutions required to build and scale such a community;
· the ability of Streamex to further develop the Streamex platform in the manner and within the time frame currently expected;
· Streamex's expected go-to-market strategy and timeline for growth, product development, market position and expansion; and

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:
· economic and financial conditions, including volatility in interest and exchange rates, commodity and equity prices and the value of financial assets;
· volatility in the capital or credit markets;
· the impact of securities regulation on the ability of Streamex to create a financial and marketplace economy based on the currently intended business model;
· the adequacy of Streamex's working capital and other conditions which may affect our ability to achieve the expected growth, product development, market position and expansion;
· the level of demand and financial performance of online, Blockchain enabled financial services provider and the tokenized investment structures, tools and technology Streamex will deploy, and the growth of clients and users and Blockchain industries in general;
· any changes in client and user demand;
· the ability of Streamex Ltd. to secure industrial leases with third parties and the ability for such lessee third parties to make lease payments;
· any developments and changes in laws and regulations, including increased regulation of the Blockchain industry through legislative action and revised rules and standards applied by the applicable securities regulators; and
· any disruptions to our technology network including computer systems and software, as well as natural events such as severe weather, fires, floods and earthquakes or man-made or other disruptions of our operating systems, structures or equipment.

Any forward-looking statement made by Streamex in this Presentation is based only on information currently available to Streamex and speaks only as of the date on which it is made. Except as required by applicable securities laws, Streamex undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Reliance

Prospective investors should rely only on information contained in this Presentation and the associated documentation provided with this Presentation. Streamex has not authorized any other person to provide prospective investors with different information other than as contained in this Presentation. If a prospective investor is provided with different or inconsistent information, the prospective investor should not rely on such information. Before making an investment decision respecting the securities described in this Presentation, you should carefully review and consider this entire Presentation. You should also consult with your lawyer and investment, accounting and tax advisors concerning this investment.

Market and Industry Data

Unless otherwise indicated, the economic and industry data contained in this Presentation is based upon information from independent industry and government publications. While Streamex believes this data to be reliable, market and industry data is subject to variation and cannot be verified due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. Streamex has not independently verified the accuracy or completeness of such information contained herein.

Confidentiality

This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of the Company, this presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Company and the Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information. The presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

"Please refer to the Risk Factors section in the Company's SEC filings for additional information."

Disclaimers Related to Past Performance Metrics

This presentation contains references to prior performance of certain asset classes and investment products, including physical gold bullion and gold ETFs. Such references are intended to inform investors about the potential differences in return that investing in GLDY could offer as compared to other products that seek to track the price of gold. Relying on these references to inform an investment decision does not come without risk, and investors should be aware that presentations of past performance are subject to, without limitation, the following risks:

Past Performance and Track Record

Past performance is not necessarily indicative, and is no guarantee, of future results. No assurance can be given that the GLDY Tokens will achieve their intended return or that investors will not lose all or a portion of their investment. Investment results may vary substantially over time as a result of market conditions, lease portfolio composition, fees and expenses, and other factors, many of which are unpredictable and beyond the control of Streamex.

Comparability and Differences from Prior Results

Any performance information presented herein may relate to one or more products, indices, accounts, or vehicles which may not be comparable to the GLDY Tokens. Differences in investment guidelines, risk constraints, use of leverage and derivatives, fees and expenses, portfolio composition, liquidity, market exposure, regulatory environments, tax status, inception dates, and duration of measurement periods can materially affect performance results and how such results may be displayed. Changes in investment personnel, research resources, service providers, risk management practices, or investment processes over time may also impact comparability. Performance achieved in a favorable market or interest-rate environment may not be repeated in a different or adverse environment.

Gross Versus Net Performance; Fees and Expenses

Performance results may be shown on a gross basis and may not reflect the deduction of management fees, performance-based compensation, carried interest, organizational expenses, brokerage commissions, transaction costs, financing costs, administrative and other operational expenses, taxes, and other fees that would reduce an investor's actual returns.

Realized Versus Unrealized Results; Valuation Risk

Performance figures may include unrealized gains and losses that are subject to change and may never be realized. Valuations of illiquid, thinly traded, privately held, or otherwise hard-to-value securities typically involve significant judgment and may be based on estimates, models, or third-party inputs that could prove inaccurate or incomplete. Differences in valuation methodologies, pricing sources, and timing can materially impact reported returns, net asset values, and other performance metrics. Realized results may differ materially from unrealized marks.

Hypothetical, Back-Tested, Target, and Model Performance

Track record information may be subject to selection bias, survivorship bias, backfill bias, and look-ahead bias. Any hypothetical, back-tested, target, projected, or model performance is inherently limited and prepared with the benefit of hindsight or assumptions that may not materialize. Such results do not reflect actual trading, liquidity constraints, market disruptions, economic cycles, behavioral responses, operational risks, or the impact of fees and expenses unless expressly stated. Hypothetical results are subject to numerous material limitations and should not be relied upon as an indication of the future performance of the GLDY Tokens. No representation is made that any investment or strategy will achieve returns or losses similar to those shown. Any comparisons to indices or benchmarks are provided for illustrative purposes only. Benchmark selection may be subjective.

Data Quality, Calculation Methods, and Revisions

Performance information may be derived from internal records, third-party administrators, custodians, pricing services, or other sources believed to be reliable, but no assurance is given as to accuracy, completeness, or timeliness. Different calculation methodologies, including time-weighted versus money-weighted returns, use of gross or net returns, treatment of cash and cash equivalents, and treatment of fees and expenses, can produce materially different results. Performance figures are subject to ongoing verification and may be restated or updated without notice.

No Reliance; Not Investment Advice

Any performance information is provided solely for illustrative and informational purposes and should not be relied upon as the basis for making an investment decision. The presentation of past performance does not constitute investment, legal, accounting, or tax advice, and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Any such offer or solicitation will be made only pursuant to definitive offering materials, which should be reviewed carefully, including the risk factors and conflicts of interest, before investing.

Additional Disclosures for Marketing and Reporting

To the extent required by applicable law, performance presentations should clearly disclose whether results are gross or net of fees and expenses; the relevant inception dates and measurement periods; the inclusion or exclusion of cash; the material calculation methodologies and assumptions; and any material changes to strategy, personnel, service providers, valuation policies, or benchmarks over the periods presented. Investors should consider the full context of the presentation, including all footnotes and qualifying information, when evaluating performance.

Business Highlights

Building the leading tokenized commodities platform

- Launched GLDY, the first institutional grade tokenized yield bearing gold asset with ~$14.5M in value locked today
- Closing on significant early demand – $100M+ institutional indications for GLDY
- Ended 4th quarter with cash and equivalents of $20.3M, marketable securities of $9.7M and other assets held for sale-gold of $23.4M; well-positioned to execute strategy
- Q4 net loss of $(444.0)M; FY net loss of $(461.9)M – driven primarily by non-cash and non-operating items, including acquisition-related accounting, stock-based compensation, and fair value remeasurement of derivative liabilities
- Repeatable, high operating leverage, capital light business model
- Product pipeline expanding beyond gold; Silver token launch on track for Q2, with additional commodities to follow
- Scaled team and board; Appointed Christine Plummer as CFO – former Global Controller at Coinbase, Managing Director at Morgan Stanley; 30+ years in institutional finance

2025-2026 Major Events

A transformative year for Streamex

MAY 2025	AUG 2025	Q1 2026	2026+
Public company transition (BioSig merger)	**$15M** FINANCING	**$40.25M** FINANCING **Debt fully eliminated** **GLDY launched**	**Platform scaling & product expansion**

2025-2026 Advisors, Board Members & Executives Expansion

Frank Giustra, Sean Roosen, Kevin Gopaul, Anthony Marciano, Shawn Matthews, Christine Plummer

Balance Sheet and Liquidity

Strong balance sheet allows the company to focus on growth rather than financing

Our capital position reflects disciplined liquidity management alongside strategic growth investments. Management remains focused on balancing growth investments with prudent fiscal stewardship

Our capital position reflects strategic equity raises and careful liquidity management with multiple public offerings and equity financings in late 2025 and early 2026 generated gross proceeds of over $55 million, bolstering cash resources and supporting the expansion of our token products

Share Repurchases: No repurchases were made; capital preserved for platform growth and platform development

As of December 31, 2025: **working capital was approximately** $29.1 million and **cash was** $20.3 million

Other assets held for sale **was** $23.4 million

Marketable Securities: $9.7 million; publicly traded equity securities which are available to be converted into cash to fund current operations without restriction

Financial Position

NO OUTSTANDING DEBT

- ~$55M raised in past 12 months
- Capital sufficient to support product rollout and platform scaling

TOTAL REVENUE

Revenue remained low during 2025, reflecting our transition away from the legacy business and toward platform-based and tokenization initiatives. Reported revenue prior to consolidation was nominal, historically near zero. Revenue recognition from the acquired business and tokenization services is expected to begin ramping in 2026.

NET LOSS

Net loss attributable to Streamex Corp. was approximately **$461.9 million**. This loss was driven primarily by non-cash and non-operating items, including acquisition-related accounting, stock-based compensation, and fair value remeasurement of derivative liabilities.

- Net loss attributable to Streamex Corp: See table for details
- General and administrative expenses of $(67.5) million including non-cash stock-based compensation of 57.1 million and costs associated with the Streamex Exchange acquisition and integration costs (transaction related legal, accounting and advisory services

Net Loss Drivers (Primarily non-cash Items)	
Depreciation & Amortization	$(3.5) million
Change in fair value of derivative liability	$(390) million
Loss on warrant settlement	$(8) million
Offset by change in fair value of convertible debenture embedded derivative	$7 million

What is GLDY

GLDY: Yield-Bearing Tokenized Gold

GLDY: Gold + Yield

- Stablecoin Security: Gold + 3.5% Yield
- 1 GLDY = 1 fine troy oz of gold bullion
- Gold is leased to generate yield
- Total return to holders = Gold Price Change + Yield Payments
- Eligible to be held by ETFs
- No futures, options, carry cost or contango
- Token is tradeable and redeemable upon issuance
- Potential tax efficiency due to unique structure



The GLDY token is a restricted security available only to Accredited Investors. Full terms are provided via the private placement memorandum (PPM). GLDY launched February 25, 2026 and is available for purchase at app.streamex.com.

GLDY Token Unlocks Investment Product Previously Unavailable to Public Investors

The ability to earn yield on gold, while maintaining direct exposure to spot gold prices, fundamentally challenges the value proposition of other readily-accessible gold investment products

The market cap of gold ETFs, which provide no yield and cost money to unit holders, is over $560 billion[1]

$560 B[1]
Total Gold ETFs Market Cap

No Yield

INVESTOR RETURNS:

Streamex GLDY Token *vs.* Physical Gold *vs.* Gold ETF Unit



80%
60%
40%
20%
0%
Total Return %
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
+72%
+46%
+44%
Streamex GLDY Token
Physical Gold
Gold ETF Unit

Case study assumes an average of 8% annualized spot gold price appreciation, 3.5% annualized yield passed through the Streamex GLDY Token, annual storage fees of 0.1% for Physical Gold, and Gold ETF Unit annual MER of 0.4%

1. World Gold Council estimate as of December 2025.

Investor returns case study source: Company management.

GLDY Market Opportunity

Large market for gold leasing, significant demand for a yield bearing gold asset

GOLD LEASING

- Ample capacity, large market, jewelry alone is 15-20% of the gold market
- Leasing is a better financing option for the lessees

TARGET INVESTORS FOR GLDY

- ETFs & asset managers
- RIAs & IRAs
- Wealth managers
- Funds
- Qualified individual investors

VALUE PROPOSITION

GLDY allows investors to get true gold exposure with additional yield generated from leasing and distributed monthly

Streamex Platform: **Purchase GLDY**

Institutional grade infrastructure for the purchase of GLDY



streamex
GLDY
Documentation
henry@....com
Streamex GLDY
Market
My Portfolio
Gold Price
$4,676.49
Current APY
3.50%
Total Value Locked (USD)
$14,331,917
Total Value Locked (Oz T)
3,064.6740
1W
1M
1Y
All
+281.52% (All)
$4,676.49
$5.0k
$4.0k
$3.0k
$2.0k
$1.0k
2018
2020
2022
2024
2026
Buy
Redeem
Convert
USD
0.00
Estimated Amount to Receive
GLDY
0.00
Minimum purchase: $25,000 USD
Buy GLDY
Token Info
Onchain Address
Gold Reserves
3,064.6740 Oz T
Price
1 GLDY = $4,676.49
Need help?
What is GLDY?
How yield is paid?
Other Investment Options
About
GLDY (Gold Yield Token) is a security token representing a non voting digital share of Streamex Ltd., a Cayman Islands special purpose

How to Buy GLDY

- Go to app.streamex.com
- Create an account and complete KYC/KYB
- Sign subscription documents and purchase GLDY using USD wire, USDC, BTC, ETH or SOL

For institutional clients please contact GLDY@Streamex.com and the team will be happy to assist you.

GLDY Demand

Strong initial institutional interest

$100M+

INDICATIONS OF INTEREST RECEIVED PRIOR TO LAUNCH

INTEREST FROM:

- ETF Issuers
- Stablecoin Providers
- RIA's
- Intermediaries

Initial indications are **progressing through institutional due diligence processes**

Converting Indications to AUM

Pipeline remains active and progressing; institutional due diligence takes time

Institutional capital requires:

- Custody integration
- Asset due diligence
- Legal & compliance approvals
- Platform integrations

Timing Factors:

- 2-3 months of NAV & attestations
- Dividend yield payments
- Secondary liquidity

RWA Market Comparison Table

Comparing GLDY to other similarly structured products

METRIC	OUSG	BlackRock BUIDL	PAXG	tether GOLD
Total Asset Value	$688M	$2.25B	$2.35B	$2.63B
Holders	56	101	81,772	38,831
APY (%)	2.91%	3.47%	N/A	N/A
Minimum Investment	$100,000 USD	$5M USD	N/A	N/A
Liquidity	Mint/Redeem	Mint/Redeem	Secondary Markets	Secondary Markets
Launch Date	01/26/2023	03/04/2024	08/26/2019	10/31/2021

Sources: https://app.rwa.xyz/assets

Current GLDY Traction

Early adoption launch phase progressing as expected for a new financial product

~3064 oz's

CURRENT AUM

ONBOARDING FLOW REVISED & SIMPLIFIED

- Working through feedback in connection with launch
- KYC streamlined
- Building out vendor integrations

Scaling GLDY & Liquidity Strategy

Scaling strategy & building secondary market liquidity

KEY PILLARS FOR SCALING GLDY:

- Institutional Capital Conversion
- Expanded Distribution
- Secondary Market Liquidity
- Blockchain Integrations
- Market Maker Participation

Liquidity Strategy

Building robust secondary market liquidity

SECONDARY MARKET LIQUIDITY

Lauch Period Liquidity: T+2 mint / redeem

Instant liquidity facility: mint / redeem instantly

Secondary Markets: Market maker network

FUTURE INITIATIVES

On-Chain Markets:

- Decentralized permissioned avenues
- Exchange Partnerships

Product Pipeline & Roadmap

Next product: Tokenized Silver Asset

Silver-backed tokenized asset – est. Q2

Structure

- Tokenized silver backed asset – available to retail investors

Yield Components

- Defi Focused. Vaults. Retail availability, Wide secondary market expansion potential, Hyperliquid, centralized exchanges, etc…

Stable Asset Structure

- Complement to GLDY

Royalties/Streams

Copper

Oil/Gas

Become the infrastructure layer for tokenized commodities

Product Roadmap: Core Token Launches

Streamex technology removes historic counterparty inefficiencies between investors and firms in the commodities space, enabling rapid adoption and value creation in commodity working capital industries

LAUNCHED	2026	2026	2027	2027-2028
GLDY: Gold With Yield	**Tokenized Silver Asset**	**Royalties + Streams**	**Copper With Yield**	**Oil & Gas With Yield**
$Trillions Total Addressable Market	**$Trillions** Total Addressable Market	**100s of $Billions** Total Addressable Market	**100s of $Billions** Total Addressable Market	**$Trillions** Total Addressable Market

Dates and targets only, subject to change.

Strategic Partnerships & Service Providers

Streamex is supported by tier 1 partners and service providers

PARTNERS:

MonetaryMetals®

SIMPLIFY

Chainlink

anchorage digital

coinbase PRIME

SERVICE PROVIDERS:

ZEDRA

CROKE FAIRCHILD DUARTE & BERES

CHAPMAN Focused on Finance®

ASAHI REFINING

EISNERAMPER

BASE

Key Milestones Ahead

Upcoming catalysts

- Conversion of institutional pipeline into GLDY
- GLDY AUM growth
- Tokenized silver launch
- Expanded liquidity & secondary market infrastructure
- Additional commodities
- Strategic opportunities

Summary & Closing

Positioned strongly for growth

Strong Balance Sheet

First Product Launched

Institutional Demand Pipeline

Scalable Platform

Expanding Product Suite

Q&A

streamex

Adele Carey

Alliance Advisors
Investor Relations

acarey@allianceadvisors.com

www.streamex.com
Nasdaq: **STEX**

